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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312

(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 296-7222

Date of fiscal year end:      December 31, 2012

Date of reporting period:     June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semi-Annual Report

June 30, 2012 | (UNAUDITED)

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2012 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 27, 2012

Dear Shareholder:

Despite the turmoil in Europe and the mid-East, and our own domestic economic and political issues, the financial markets provided positive returns through the first half of the year. For the six-month period ended June 30, 2012, the Dow Jones Industrial Average (DJIA), Standard & Poor’s 500 Index (S&P 500) and Russell 2000 Index rose 6.83 percent, 9.49 percent and 8.53 percent, respectively. High quality bonds were strong during the second quarter, as investors sought a safe haven from the European financial crisis, and high yield bonds were generally flat for the six-month period.

Each of our Funds did very well in the first quarter of the year and poorly in the second quarter. The reasons for our disappointing second quarter results are discussed in the individual fund letters that follow. More generally, the slowing of domestic economic growth in the first half of this year, the European Union financial crisis and forecasts of slower growth in Asia combined to disproportionately affect the small cap stocks and cyclical stocks held by The Berwyn Funds. We have used the recent market weakness to opportunistically invest in securities that we believe have fallen below their intrinsic value because of investors’ emotions.

Although market volatility remains high at the time of this writing, it is possible, and perhaps probable, that the stock indices made their lows in early June and that a significant rally is imminent. One missing ingredient in the nation’s economic recovery has been a listless housing market. However, after peaking in 2006, this industry is showing signs of a recovery that is becoming meaningful. New housing starts are in the process of developing a long term uptrend, inventories are lower and housing prices have been steady, and even higher, in some sections of the country.

The European financial crisis has been a threat to the world economy for many months. In fact, during this time, investors have been greeted on most days with predictions from various experts appearing on Bloomberg and CNBC on how the United States economy will be affected by the instability of the European banking system. The dilemma in which these countries find themselves does not have a simple answer and logic suggests that a restructuring of the European Central Bank will be required. In recent days there is evidence that the problems in Europe are having less impact on our financial markets. This suggests that the problem of the euro has already been discounted by the marketplace or changes, not yet public, are being taken to ameliorate the situation.

We have been in a cyclical bull market since March, 2009, but investor sentiment remains negative and consumer confidence is low. To value investors like ourselves, who understand the power of contrarian investing, this is encouraging. At The Berwyn

Funds, we are optimistic about our investments and confident of our methodology. Interest rates are extremely low, inflation quiescent and corporate balance sheets are strong – at this time, upside potential appears to be much greater than the downside risk.

Thank you for your continued confidence.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

This President’s letter and the individual fund letters that follow seek to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2012 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds

July 27, 2012

Dear Berwyn Fund Shareholder:

The performance of the Berwyn Fund (BF) in the first half of this year is very similar to its performance in 2011. In both years, after a strong first quarter, BF experienced a weak second quarter, but was profitable for the six-month period.

In the second quarter of 2012, BF fell 7.89 percent as compared to smaller losses of 1.85 percent, 2.75 percent and 3.47 percent for the Dow Jones Industrial Average (DJIA), Standard & Poor’s 500 Index (S&P 500) and Russell 2000 Index (Russell 2000), respectively. However, due to its strong performance in the first quarter, BF recorded a gain of 5.60 percent for the six-month period. This compared with gains of 6.83 percent, 9.49 percent and 8.53 percent for the DJIA, S&P 500 and Russell 2000, respectively. All of these figures are on total return bases.

Although the second quarter’s performance was disappointing, when examined in the context of a 19.73 percent increase in the fourth quarter of last year and a 14.64 percent gain in this year’s first quarter, the result becomes more acceptable. We continue to ply our trade with the expectation that over the long-term our investment philosophy and process will prevail.

The BF stocks that rose the most during the six-month period, based on total return, were Stratasys, up 62.8 percent, Landec, up 55.1 percent, VAALCO Energy, up 42.9 percent, Winnebago, up 38.1 percent, and Stewart Information Services, up 32.9 percent. The five worst performers were SkyWest, down 46.6 percent, Chiquita Brands, down 40.1 percent, Newpark Resources, down 37.9 percent, InterDigital, down 32.1 percent, and Joseph A. Bank, down 12.9 percent. Each of these securities was held by BF for the entire six-month period.

The macroscopic environment for the financial markets has remained relatively steady for the past 36 months. The economy is growing, but not rapidly enough to reduce the unemployment level. The housing industry is improving, but at a pace that is frustratingly slow. Countries in the European Union that are tied to the euro continue to experience banking and fiscal problems. Greece, Ireland, Portugal and Spain have received aid from the European Central Bank (ECB) in efforts to stabilize their banking systems. However, Spain is now about to receive additional assistance and Greece’s relationship with the Eurozone remains tenuous.

There are some bright spots. Recently, homebuilders have become optimistic about their businesses. Inventories are down and home prices have stabilized; in some sections of the country, higher prices are being reported. Last week the U.S. stock market began to act better and this week interest rates on the Spanish and Italian 10 year government bonds began to fall. Mario Draghi, head of the ECB, appears determined to improve the structure of the Eurozone’s banking system and his commitment has reassured financial markets in the U.S. The resilience of our domestic manufacturing sector has been a positive surprise during this economic downturn and there is anecdotal evidence that some companies are bringing work back from Asia to be performed here. Furthermore, interest rates remain low, corporate balance sheets are strong and stock valuations are low to moderate.

As of June 30, 2012, BF had $260 million under management. The members of our team are unchanged and we are working hard to increase the net asset value per share. Thank you for your continued participation in BF.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	1.10%	2.96%	8.44%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/11, as reflected in BF’s prospectus, was 1.22%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2012 Semi-Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

July 27, 2012

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) for the second quarter was minus 2.60 percent, as both BIF’s stock and bond portfolios posted negative returns. A dividend of $0.10 per share was paid from net investment income, the same as paid in last year’s second quarter. For the quarter, BIF underperformed its two reference bond indices, the Citigroup Broad Investment Grade Index (+2.07 percent) and the Merrill Lynch High Yield Master II Index (+1.81 percent). BIF also trailed its third reference index, the Lipper Income Fund Index (-0.36 percent), which, like BIF, has an equity component.

For the six months ended June 30, 2012, BIF recorded a total return of 2.70 percent, besting the Citigroup Broad Investment Grade Index, which increased 2.33 percent, but lagging the Merrill Lynch High Yield Master II Index, whose total return was a strong 7.05 percent. BIF also trailed its third reference index, the Lipper Income Fund Index, which recorded a six month total return of 4.75 percent.

As our longer term shareholders are aware, we employ a fundamental, bottom-up approach in selecting investments for BIF. Often, this approach contrasts with popular investment thinking. As contrarian investors, we view the markets and events surrounding them in a different light than many, often seemingly unconcerned by issues worrying others. In the short term, being contrarian can be painful, but history strongly suggests that, over the long term, independent thinking can prove beneficial to investors. We believe that investors can be most successful by understanding the businesses in which they invest, including the proper valuation of their securities, rather than trying to predict the future course of domestic or world events.

Short-term pain best describes the second quarter for BIF. With fixed income markets up about two percent and the major equity indexes down roughly two percent, one would expect BIF’s performance to have been better. The majority of BIF’s 224 basis point underperformance versus the Lipper Income Fund Index can be explained by the poor performance of a few specific holdings. The balance of the underperformance is attributable to BIF’s avoidance of interest rate-sensitive fixed income securities, specifically U.S. Treasuries, which continued their strong performance.

With respect to the former issue, Nokia Corp. was a major disappointment. At the time we first researched Nokia, the company was in the midst of a dramatic turnaround, but was out of favor. Former Microsoft executive Stephen Elop had been hired in September 2010 as the new CEO. He replaced many top executives and signed a deal with Microsoft to utilize their new mobile software platform. With the Microsoft agreement in place, Nokia would receive roughly $250 million per quarter to exclusively make Windows-based smartphones. Nokia’s balance sheet did have debt, but it also had twice that amount in cash. From a margin of safety perspective, Nokia had its cash position, a willingness to sell or spin-off its Nokia Siemens Networks business and a strong, recognizable patent portfolio.

Unfortunately, the implementation of Nokia’s turnaround strategy has been flawed. Nokia’s Lumia smartphones, which were heralded at the 2012 Consumer Electronics Show, gained very slow traction in a market with extremely tough competitors (Apple and Samsung). The company’s sales efforts in emerging markets fell victim to competition from new Chinese manufacturers of smartphones. In addition, Nokia announced that existing Lumia smartphones would not be upgradable to the new Windows 8 operating system scheduled to arrive in October of this year. Then the company started to burn cash. Already skeptical, investors sold shares incessantly during the second quarter and the stock fell over sixty percent. BIF continues to hold the stock but, with the decline in price, at a much smaller position size. Nokia’s decline subtracted roughly 100 basis points (1%) from BIF’s second quarter and year-to-date performances.

Two other underperformers during the quarter were Ford and JPMorgan Chase, each of which declined more than 20 percent on a total return basis. The underperformance of these equity holdings masked the impact of the positive returns experienced from Destination Maternity, up 17.4 percent, Wal-Mart, up 14.7 percent, and Kimberly Clark, up 12.9 percent.

On the fixed income side of BIF, our large cash position hurt returns in the second quarter as nearly every sector of the fixed income market rallied. Compounding this performance deficit were specific convertible bond holdings that fell in price. The most notable was Chiquita Brands International’s 4.25 percent 2016 convertible bonds. Two key factors that we seek when buying corporate and convertible bonds are a company’s ability to pay down debt and management’s willingness to pay down debt. Over the past five years, Chiquita has demonstrated the second trait by reducing debt from over $1 billion to $570 million. However, the company’s ability to repay debt has recently deteriorated as management’s strategy to sell packaged produce items faltered, blunting its attempt to offset the highly cyclical banana business. As a result of the earnings decline and our lack of confidence in the company’s future prospects, we sold the bonds during the second quarter.

Another contributor to our poor bond performance this quarter was our largest holding, Illumina, Inc. 0.25 percent 2016 convertible bonds. In the first quarter of this year, Illumina became the subject of a hostile takeover from Roche Holding AG, causing the common stock to rally and the convertible bonds to rise in sympathy from approximately $75 to $96. Illumina’s board and management fought the takeover and, after repeated attempts, Roche backed away. Illumina’s stock then fell and the convertible bonds dropped from $96 to $89 during the second quarter, negatively impacting performance. We continue to own Illumina bonds and believe the company is a strong long-term holding.

BIF closed the quarter with 26 percent of its net assets in common stocks, 50 percent in fixed income securities (including 24 percent in convertible securities) and 24 percent in cash reserves, including money market funds. It is fair to conclude from BIF’s cash position and declining fixed income position that we are finding little of value in the non-convertible bond sector. BIF has a shorter duration (a measure of a bond’s price sensitivity to interest rate risk) compared to many of the major bond indices. This conservative positioning, which benefitted BIF’s first quarter return, hurt second quarter results.

BIF’s objective is to provide current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks. Although our interpretation of “reasonable risk” may lead BIF to underperform in certain periods, over the longer term we believe that we can provide solid returns while limiting volatility. This is a goal that has been elusive to many over sustained periods, but we believe that our investment process and discipline can produce such results.

BIF’s total assets ended the quarter at $1.5 billion. We remain mindful of our responsibility to our shareholders and believe our strategy will prevail over the long term. Our team is working hard and we believe that your trust in our ability will be rewarded in the years ahead.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	2.69%	7.07%	7.62%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/11, as reflected in BIF’s prospectus, was 0.67%. Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not include the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Index (BIG) and
Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LIFI)

THE BERWYN FUNDS

2012 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

July 27, 2012

Dear Berwyn Cornerstone Fund Shareholder:

For the second quarter of 2012, Berwyn Cornerstone Fund (BCF) declined 7.93 percent on a total return basis. For the first six months of the year, BCF generated a positive total return of 5.03 percent. During the first six months of the year, the financial markets recorded strong first quarter returns that were partially offset by a sharp correction in the second quarter due primarily to continuing economic fears coming out of Europe.

For the second quarter, BCF’s primary benchmarks, the S&P 500 Index and S&P Mid-Cap 400 Index, had total return losses of 2.75 percent and 4.93 percent, respectively. During this period, several of BCF’s holdings declined as a result of company specific news/results leading directly to our underperformance.

For the first six months of the year, the S&P 500 Index was the best performing major stock index, rising 9.49 percent, while the S&P Mid-Cap 400 gained 7.90 percent. After outdistancing its benchmarks in the first quarter, BCF’s negative return in the second quarter caused it to trail them on a year-to-date basis.

The first half of 2012 started strong, with most stock indices moving higher as the rally that began in the fourth quarter of 2011 continued unabated. However, the first half of the year ended on a sour note with financial markets struggling to hold positive ground under the pressure of weak economic news out of Europe. A late June, quarter-end rally, kept year-to-date numbers in the black. After spending the summer of 2011 agonizing over European sovereign debt issues, investors, once again, were faced with financial instability in the Eurozone. More talk of bailouts and potential defaults, and even the break-up of the European Union, weighed heavily on investors’ minds as European economies struggled.

Taking a broader view, the world economy continues its slow recovery, with the U.S. expanding at a moderate rate. However, confidence remains elusive as both consumers and investors remain fearful of the slow pace, and durability, of the recovery. This lack of confidence is creating volatility in financial markets as investors’ enthusiasm can be quickly dampened by any kind of negative news, whether political, financial or economic.

What is clear from the results of individual companies is that the problems in Europe are beginning to affect the growth of many industries, not just as a result of a drop in European sales, which is starting to spread, but by a lack of global confidence leading to caution regarding spending. This slowdown is evidenced by the number of companies lowering their 2012 forecasts for growth. Following the strong rally of late last year and early this year, stock valuations were revised upwards; however, stocks are now being pulled lower as these expectations are not being matched by reality.

Over the past nine to twelve months, we have made significant changes to BCF’s portfolio, adding new holdings during the second half of 2011 on market weakness and again in the past quarter. Companies added include Lincoln Electric and Nucor in the welding and steel industries, plus tech stocks ADTRAN, Dell and Nokia. All of these stocks had solid first quarter price gains but then the underlying companies reported mixed results late in the first half. For the quarter, Nucor (down 11.5 percent), Dell (down 24.4 percent) and Nokia (down 62.3 percent) all failed to hold their previous gains, retracting them as the first half came to a close. Lincoln (down 3.3 percent) and ADTRAN (down 3.1 percent) held up better, but still gave back some ground as economic fears rose. The biggest disappointment was Nokia, with a significant deterioration in its results and competitive position, calling into question our original investment thesis. We are currently in the process of determining whether Nokia remains a plausible long-term holding. The remaining new purchases, in our opinion, continue to represent solid companies with attractive futures as the economy improves.

Stocks that exhibited strong performance in the second quarter include Kimberly Clark (up 13.4 percent), Disney (up 10.3 percent) and Gap (up 6.6 percent). All three companies have been solid long-term performers for BCF and this continued in 2012. Kimberly Clark and Disney are both lower-weighted positions as we have taken profits in the past on rising valuations.

During the first half of 2012, two new stocks were added and one eliminated from BCF. Harman International and Nokia were the two new additions. Nokia, as discussed above, had a very negative return in a short period of time. Its performance was a significant disappointment in that we always strive to understand the downside of any potential investment. We are reviewing the Nokia decision with the goal of strengthening our process from this mistake. Harman International, the other new investment during the period, is a major supplier of audio equipment and infotainment systems to the recording and auto industries. The company has been working to increase margins and is now looking at growth opportunities for their various segments.

We sold our position in Dun & Bradstreet during the second quarter. After a few years of lackluster results, we determined that the stock was not going to achieve the upside that we had hoped for when we made our purchase as a result of numerous pressures on the business. The net result of our investment was a small loss over our holding period.

The last three months were challenging after a solid first quarter and we are disappointed to be trailing our benchmarks at the halfway point of the year. Our job moving forward is to analyze new potential opportunities created by the current market weakness and to critically evaluate each existing holding that has not met our expectations. As always, we appreciate the support of our shareholders and we look forward to reporting to you after the end of the third quarter.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	-0.51%	-0.79%	5.51%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/11, as reflected in BCF’s prospectus, were 1.96% and 1.26%. The Advisor has contractually agreed until at least May 1, 2013 to waive management fees and/or reimburse other operating expenses so that BCF’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BCF’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND SCHEDULE OF INVESTMENTS June 30, 2012 (Unaudited)

COMMON STOCKS — 97.9%	Shares	Value
CONSUMER DISCRETIONARY — 13.8%
AUTO COMPONENTS — 2.9%
Spartan Motors, Inc.	1,419,209	$7,422,463

AUTOMOBILES — 3.2%
Winnebago Industries, Inc.+	804,303	8,195,847

HOTELS, RESTAURANTS & LEISURE — 2.4%
WMS Industries, Inc.+	314,000	6,264,300

HOUSEHOLD DURABLES — 2.5%
Hooker Furniture Corp.	556,508	6,533,404

SPECIALTY RETAIL — 2.8%
Genesco, Inc.+	41,200	2,478,180
Jos. A. Bank Clothiers, Inc.+	115,700	4,909,151
		7,387,331
CONSUMER STAPLES — 3.7%
FOOD PRODUCTS — 3.7%
Chiquita Brands International, Inc.+	584,800	2,924,000
Sanderson Farms, Inc.	146,500	6,711,165
		9,635,165
ENERGY — 8.0%
ENERGY EQUIPMENT & SERVICES — 4.6%
Gulf Island Fabrication, Inc.	244,563	6,891,785
Newpark Resources, Inc.+	876,850	5,173,415
		12,065,200
OIL, GAS & CONSUMABLE FUELS — 3.4%
VAALCO Energy, Inc.+	1,018,900	8,793,107

FINANCIALS — 14.5%
COMMERCIAL BANKS — 2.7%
City Holding Co.	206,385	6,920,089

INSURANCE — 9.1%
American Equity Investment Life Holding Co.	170,940	1,882,049
Hallmark Financial Services, Inc.+	835,229	6,506,434
Horace Mann Educators Corp.	396,150	6,924,702
Stewart Information Services Corp.	539,150	8,275,953
		23,589,138
THRIFTS & MORTGAGE FINANCE — 2.7%
Dime Community Bancshares, Inc.	526,552	6,997,876

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Value
HEALTH CARE — 0.1%
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Cambrex Corp.+	27,414	$257,966

INDUSTRIALS — 21.3%
AIRLINES — 0.4%
SkyWest, Inc.	150,200	980,806

BUILDING PRODUCTS — 2.1%
AAON, Inc.	287,218	5,408,315

COMMERCIAL SERVICES & SUPPLIES — 8.9%
Ennis, Inc.	442,943	6,812,463
Knoll, Inc.	474,000	6,361,080
McGrath RentCorp	104,000	2,754,960
US Ecology, Inc.	401,256	7,114,269
		23,042,772
CONSTRUCTION & ENGINEERING — 2.4%
Granite Construction, Inc.	240,000	6,266,400

ELECTRICAL EQUIPMENT — 2.9%
Encore Wire Corp.	286,784	7,677,208

MACHINERY — 4.6%
Graham Corp.	375,168	6,985,628
Tennant Co.	125,324	5,006,694
		11,992,322
INFORMATION TECHNOLOGY — 28.0%
COMMUNICATIONS EQUIPMENT — 2.2%
ADTRAN, Inc.	24,000	724,800
InterDigital, Inc.	168,000	4,956,000
		5,680,800
COMPUTERS & PERIPHERALS — 4.7%
Stratasys, Inc.+	105,900	5,240,991
Synaptics, Inc.+	240,275	6,874,268
		12,115,259
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.1%
Methode Electronics, Inc.	668,488	5,688,833
Plexus Corp.+	232,000	6,540,080
ScanSource, Inc.+	207,300	6,343,380
		18,572,293

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.9% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 28.0% (Continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.5%
Advanced Energy Industries, Inc.+	493,700	$6,620,517
Micrel, Inc.	659,675	6,286,703
Rudolph Technologies, Inc.+	743,350	6,474,578
		19,381,798
SOFTWARE — 6.5%
Fair Isaac Corp.	218,500	9,238,180
VASCO Data Security International, Inc.+	939,665	7,677,063
		16,915,243
MATERIALS — 6.5%
CHEMICALS — 6.5%
KMG Chemicals, Inc.	411,695	7,937,480
Landec Corp.+	1,028,830	8,817,073
		16,754,553
UTILITIES — 2.0%
GAS UTILITIES — 2.0%
Laclede Group, Inc. (The)	131,650	5,240,986

TOTAL COMMON STOCKS (Cost $230,433,543)		$254,090,641

MONEY MARKET FUNDS — 1.7%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.13% * (Cost $4,363,308)	4,363,308	$4,363,308

TOTAL INVESTMENTS AT VALUE — 99.6% (Cost $234,796,851)		$258,453,949

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,118,164

NET ASSETS — 100.0%		$259,572,113

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS June 30, 2012 (Unaudited)

COMMON STOCKS — 26.0%	Shares	Value
CONSUMER DISCRETIONARY — 2.7%
AUTOMOBILES — 1.0%
Ford Motor Co.	1,600,000	$15,344,000

SPECIALTY RETAIL — 1.7%
Chico's FAS, Inc.	1,105,134	16,400,189
Destination Maternity Corp.	393,629	8,498,450
		24,898,639
CONSUMER STAPLES — 1.6%
FOOD & STAPLES RETAILING — 1.6%
SYSCO Corp.	651,000	19,406,310
Wal-Mart Stores, Inc.	58,000	4,043,760
		23,450,070
ENERGY — 0.9%
ENERGY EQUIPMENT & SERVICES — 0.9%
Tidewater, Inc.	310,000	14,371,600

FINANCIALS — 3.0%
DIVERSIFIED FINANCIAL SERVICES — 1.1%
JPMorgan Chase & Co.	460,000	16,435,800

INSURANCE — 1.5%
HCC Insurance Holdings, Inc.	713,484	22,403,397

THRIFTS & MORTGAGE FINANCE — 0.4%
New York Community Bancorp, Inc.	528,037	6,616,304

HEALTH CARE — 3.3%
PHARMACEUTICALS — 3.3%
GlaxoSmithKline PLC - ADR	355,000	16,177,350
Johnson & Johnson	267,000	18,038,520
Pfizer, Inc.	680,000	15,640,000
		49,855,870
INDUSTRIALS — 5.8%
AEROSPACE & DEFENSE — 1.0%
Ceradyne, Inc.	586,192	15,029,963

COMMERCIAL SERVICES & SUPPLIES — 2.9%
Ennis, Inc.	1,618,017	24,885,101
US Ecology, Inc.	1,051,583	18,644,567
		43,529,668
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	177,000	15,859,200

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 26.0% (Continued)	Shares	Value
INDUSTRIALS — 5.8% (Continued)
MACHINERY — 0.9%
Met-Pro Corp.	1,467,119	$13,512,166

INFORMATION TECHNOLOGY — 5.4%
COMMUNICATIONS EQUIPMENT — 0.9%
Nokia Corp. - ADR	6,222,655	12,880,896

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.8%
Corning, Inc.	850,000	10,990,500
Methode Electronics, Inc.	1,933,415	16,453,361
		27,443,861
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Brooks Automation, Inc.	544,930	5,138,690
Intel Corp.	675,000	17,982,000
		23,120,690
SOFTWARE — 1.2%
Microsoft Corp.	567,000	17,338,860

MATERIALS — 1.0%
METALS & MINING — 1.0%
Alcoa, Inc.	1,650,000	14,437,500

UTILITIES — 2.3%
ELECTRIC UTILITIES — 1.5%
Exelon Corp.	618,000	23,249,160

GAS UTILITIES — 0.8%
Laclede Group, Inc. (The)	283,739	11,295,650

TOTAL COMMON STOCKS (Cost $381,402,049)		$391,073,294

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 5.9%	Shares	Value
FINANCIALS — 3.7%
CAPITAL MARKETS — 0.2%
BNY Capital V - Series F	85,505	$2,209,449

COMMERCIAL BANKS — 0.3%
Wells Fargo Capital IX	190,579	4,878,823

DIVERSIFIED FINANCIAL SERVICES — 2.2%
JPMorgan Chase Capital XII	216,614	5,536,654
Newell Financial Trust - Series I	554,721	27,874,730
		33,411,384
REAL ESTATE INVESTMENT TRUSTS (REIT) — 1.0%
Alexandria Real Estate Equities, Inc. - Series D - CV	5,000	132,500
Public Storage, Inc. - Series F	222,597	5,705,161
Ramco-Gershenson Properties Trust - Series D	179,663	8,983,150
		14,820,811
HEALTH CARE — 2.2%
HEALTH CARE PROVIDERS & SERVICES — 2.2%
Omnicare Capital Trust II - Series B	749,900	32,808,125

TOTAL PREFERRED STOCKS (Cost $84,196,454)		$88,128,592

CORPORATE BONDS — 43.9%	Par Value	Value
CONSUMER DISCRETIONARY — 12.9%
DIVERSIFIED CONSUMER SERVICES — 0.6%
Service Corp. International, 6.75%, due 04/01/15	$2,015,000	$2,186,275
Service Corp. International, 7.50%, due 04/01/27	6,590,000	6,754,750
		8,941,025
HOUSEHOLD DURABLES — 3.1%
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,092,500
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,142,500
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	18,410,080
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,806,860
D.R. Horton, Inc., 6.50%, due 04/15/16	3,000,000	3,247,500
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,629,927
		46,329,367
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Brunswick Corp., 7.125%, due 08/01/27	6,000,000	5,917,500

MEDIA — 0.9%
Scholastic Corp., 5.00%, due 04/15/13	12,950,000	13,111,875

MULTI-LINE RETAIL — 2.1%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	32,184,940

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 43.9% (Continued)	Par Value	Value
CONSUMER DISCRETIONARY — 12.9% (Continued)
SPECIALTY RETAIL — 5.8%
Best Buy Co., Inc., 3.75%, due 03/15/16	$4,000,000	$3,905,244
Best Buy Co., Inc., 5.50%, due 03/15/21	30,840,000	28,313,156
Gap, Inc. (The), 5.95%, due 04/12/21	43,729,000	45,325,458
Woolworth Corp., 8.50%, due 01/15/22	9,000,000	9,731,250
		87,275,108
CONSUMER STAPLES — 1.0%
FOOD & STAPLES RETAILING — 1.0%
Nash Finch Co., 1.631%, due 03/15/35 CV	32,200,000	15,013,250

ENERGY — 0.5%
ENERGY EQUIPMENT & SERVICES — 0.5%
Bristow Group, Inc., 3.00%, due 06/15/38 CV	8,055,000	8,115,412

FINANCIALS — 2.2%
INSURANCE — 0.3%
Provident Cos., Inc., 7.25%, due 03/15/28	3,176,000	3,518,325
Unum Group, 6.75%, due 12/15/28	1,160,000	1,264,499
		4,782,824
REAL ESTATE INVESTMENT TRUSTS — 1.9%
Health Care REIT, Inc., 4.70%, due 09/15/17	5,000,000	5,291,985
Health Care REIT, Inc., 4.95%, due 01/15/21	21,170,000	22,205,086
		27,497,071
HEALTH CARE — 9.9%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
Medtronic, Inc., 1.625%, due 04/15/13 CV	15,000,000	15,037,500
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,736,875
		29,774,375
HEALTH CARE PROVIDERS & SERVICES — 4.0%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	22,050,000	22,711,500
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	22,394,000	22,533,963
Omnicare, Inc., 3.25%, due 12/15/35 CV	14,960,000	14,230,700
		59,476,163
LIFE SCIENCES TOOLS & SERVICES — 2.9%
Illumina, Inc., 144A, 0.25%, due 03/15/16 CV	49,751,000	44,402,767

PHARMACEUTICALS — 1.0%
Hospira, Inc., 5.60%, due 09/15/40	14,450,000	15,021,078

INDUSTRIALS — 7.4%
AEROSPACE & DEFENSE — 4.1%
Alliant Techsystems, Inc., 3.00%, due 08/15/24 CV	7,390,000	7,399,237
Ceradyne, Inc., 2.875%, due 12/15/35 CV	9,472,000	9,495,680
L-3 Communications Holdings, Inc., 6.375%, due 10/15/15	17,473,000	17,855,222

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 43.9% (Continued)	Par Value	Value
INDUSTRIALS — 7.4% (Continued)
AEROSPACE & DEFENSE — 4.1% (Continued)
L-3 Communications Holdings, Inc., 3.00%, due 08/01/35 CV	$25,000,000	$24,375,000
Orbital Sciences Corp., 2.437%, due 01/15/27 CV	2,302,000	2,273,225
		61,398,364
COMMERCIAL SERVICES & SUPPLIES — 1.9%
Deluxe Corp., Series B, 5.125%, due 10/01/14	13,951,000	14,264,898
Deluxe Corp., 7.375%, due 06/01/15	3,830,000	3,887,450
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	9,894,600
		28,046,948
INDUSTRIAL CONGLOMERATES — 0.2%
Carlisle Cos., Inc., 5.125%, due 12/15/20	2,955,000	3,237,743

TRADING COMPANIES & DISTRIBUTORS — 1.2%
WESCO International, Inc., 7.50%, due 10/15/17	18,506,000	18,922,385

INFORMATION TECHNOLOGY — 8.8%
COMMUNICATIONS EQUIPMENT — 2.8%
Interdigital, Inc., 2.50%, due 03/15/16 CV	23,000,000	22,338,750
Ixia, 3.00%, due 12/15/15 CV	19,000,000	19,380,000
		41,718,750
COMPUTERS & PERIPHERALS — 2.9%
SanDisk Corp., 1.00%, due 05/15/13 CV	45,000,000	44,325,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	1,882,000	1,957,280

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.0%
Advanced Micro Devices, Inc., 5.75%, due 08/15/12 CV	44,709,000	44,820,773

MATERIALS — 0.9%
METALS & MINING — 0.9%
Alcoa, Inc., 5.87%, due 02/23/22	5,349,000	5,503,121
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	4,946,830
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,892,306
		13,342,257
UTILITIES — 0.3%
GAS UTILITIES — 0.3%
Suburban Propane Partners, L.P., 7.375%, due 03/15/20	3,900,000	4,056,000

TOTAL CORPORATE BONDS (Cost $639,598,626)		$659,668,255

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 23.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%*	134,005,625	$134,005,625
Fidelity Institutional Money Market Portfolio - Select Class, 0.13%*	73,773,804	73,773,804
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08%*	73,773,804	73,773,804
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.06%*	73,773,804	73,773,804
TOTAL MONEY MARKET FUNDS (Cost $355,327,037)		$355,327,037

TOTAL INVESTMENTS AT VALUE — 99.5% (Cost $1,460,524,166)		$1,494,197,178

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		7,745,706

NET ASSETS — 100.0%		$1,501,942,884

144A -
This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

ADR - American Depositary Receipt.

CV - Convertible Security.

* Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS June 30, 2012 (Unaudited)

COMMON STOCKS — 92.2%	Shares	Value
CONSUMER DISCRETIONARY — 19.6%
AUTOMOBILES — 6.4%
Ford Motor Co.	36,300	$348,117
Thor Industries, Inc.	16,850	461,859
		809,976
HOUSEHOLD DURABLES — 2.2%
Harman International Industries, Inc.	7,000	277,200

MEDIA — 0.8%
Walt Disney Co. (The)	2,000	97,000

SPECIALTY RETAIL — 10.2%
Best Buy Co., Inc.	12,775	267,764
Chico's FAS, Inc.	24,100	357,644
Gap, Inc. (The)	15,715	429,962
Lowe's Cos., Inc.	8,150	231,786
		1,287,156
CONSUMER STAPLES — 1.8%
HOUSEHOLD PRODUCTS — 1.8%
Kimberly-Clark Corp.	2,775	232,462

ENERGY — 4.9%
ENERGY EQUIPMENT & SERVICES — 2.3%
Tidewater, Inc.	6,150	285,114

OIL, GAS & CONSUMABLE FUELS — 2.6%
Chevron Corp.	3,175	334,962

FINANCIALS — 19.6%
CAPITAL MARKETS — 3.0%
Bank of New York Mellon Corp. (The)	16,990	372,930

COMMERCIAL BANKS — 3.4%
Wells Fargo & Co.	12,875	430,540

DIVERSIFIED FINANCIAL SERVICES — 3.5%
JPMorgan Chase & Co.	12,475	445,732

INSURANCE — 8.8%
Chubb Corp. (The)	4,890	356,090
HCC Insurance Holdings, Inc.	14,575	457,655
Unum Group	15,650	299,384
		1,113,129

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.2% (Continued)	Shares	Value
FINANCIALS — 19.6% (Continued)
THRIFTS & MORTGAGE FINANCE — 0.9%
New York Community Bancorp, Inc.	9,375	$117,469

HEALTH CARE — 12.1%
PHARMACEUTICALS — 12.1%
Abbott Laboratories	6,150	396,491
GlaxoSmithKline PLC - ADR	7,350	334,939
Johnson & Johnson	5,475	369,891
Pfizer, Inc.	18,225	419,175
		1,520,496
INDUSTRIALS — 8.5%
CONSTRUCTION & ENGINEERING — 2.8%
Jacobs Engineering Group, Inc.+	9,425	356,831

INDUSTRIAL CONGLOMERATES — 2.8%
3M Co.	3,875	347,200

MACHINERY — 2.9%
Lincoln Electric Holdings, Inc.	8,450	370,110

INFORMATION TECHNOLOGY — 20.2%
COMMUNICATIONS EQUIPMENT — 4.1%
ADTRAN, Inc.	12,000	362,400
Nokia Corp. - ADR	77,250	159,907
		522,307
COMPUTERS & PERIPHERALS — 3.8%
Dell, Inc.+	29,175	365,271
Hewlett-Packard Co.	5,700	114,627
		479,898
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.4%
Itron, Inc.+	10,225	421,679

IT SERVICES — 2.0%
International Business Machines Corp.	1,310	256,210

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.8%
Intel Corp.	17,875	476,190

SOFTWARE — 3.1%
Microsoft Corp.	12,800	391,424

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.2% (Continued)	Shares	Value
MATERIALS — 5.5%
METALS & MINING — 5.5%
Alcoa, Inc.	39,150	$342,563
Nucor Corp.	9,375	355,312
		697,875

TOTAL COMMON STOCKS (Cost $10,890,568)		$11,643,890

MONEY MARKET FUNDS — 8.9%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.13%*	595,030	$595,030
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.06%*	523,204	523,204
TOTAL MONEY MARKET FUNDS (Cost $1,118,234)		$1,118,234

TOTAL INVESTMENTS AT VALUE — 101.1% (Cost $12,008,802)		$12,762,124

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1%)		(134,499)

NET ASSETS — 100.0%		$12,627,625

ADR - American Depositary Receipt.

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2012 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $234,796,851, $1,460,524,166 and $12,008,802 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$258,453,949	$1,494,197,178	$12,762,124
Receivables:
Dividends and Interest	137,285	8,847,818	20,999
Fund Shares Sold	105,754	1,056,016	765
Investment Securities Sold	2,890,082	—	—
Receivable from Advisor	—	—	447
Other Assets	33,971	62,743	16,223
Total Assets	261,621,041	1,504,163,755	12,800,558

Liabilities
Payables:
Fund Shares Redeemed	880,428	1,442,660	—
Investment Securities Purchased	924,400	—	160,389
Accrued Investment Advisory Fees (Note 5)	206,600	614,263	—
Accrued Administration Fees (Note 5)	24,575	134,040	3,545
Other Accrued Expenses	12,925	29,908	8,999
Total Liabilities	2,048,928	2,220,871	172,933

Net Assets	$259,572,113	$1,501,942,884	$12,627,625

Net Assets Consist of:
Paid-in Capital	$231,681,125	$1,444,965,473	$11,879,526
Accumulated Net Investment Income (Loss)	(95,523)	57,627	75,176
Accumulated Net Realized Gains (Losses) From Security Transactions	4,329,413	23,246,772	(80,399)
Net Unrealized Appreciation on Investment Securities	23,657,098	33,673,012	753,322
Net Assets	$259,572,113	$1,501,942,884	$12,627,625

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	8,545,703	115,325,561	929,628

Net Asset Value and Offering Price Per Share	$30.37	$13.02	$13.58

Minimum Redemption Price Per Share (Note 2)	$30.07	$12.89	$13.44

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Six Months Ended June 30, 2012 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$1,501,544	$9,668,724	$154,735
Foreign Withholding Taxes on Dividends	—	(195,470)	(3,005)
Interest	—	17,813,127	—
Total Investment Income	1,501,544	27,286,381	151,730

Expenses
Investment Advisory Fees (Note 5)	1,330,352	3,640,545	52,057
Administration Fees (Note 5)	158,830	797,192	21,601
Registration and Filing Fees	23,675	57,983	13,495
Postage and Supplies	24,119	50,166	2,800
Custodian and Bank Service Fees	19,824	46,873	2,793
Professional Fees	14,020	14,195	10,380
Shareholder Report Printing	6,672	27,356	804
Insurance	6,096	12,323	340
Trustees’ Fees and Expenses	6,203	6,203	6,203
Compliance Service Fees (Note 5)	5,784	5,784	5,784
Other Expenses	1,492	1,269	2,726
Total Expenses Before Fee Waivers by Advisor	1,597,067	4,659,889	118,983
Less Fees Waived by Advisor (Note 5)	—	—	(42,429)
Net Expenses	1,597,067	4,659,889	76,554

Net Investment Income (Loss)	(95,523)	22,626,492	75,176

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Investment Securities	6,425,575	24,150,877	291,416
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	4,438,833	(12,243,576)	206,563
Net Realized and Unrealized Gains on Investments	10,864,408	11,907,301	497,979

Net Increase in Net Assets Resulting from Operations	$10,768,885	$34,533,793	$573,155

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Six Months Ended 6/30/12 (Unaudited)	Year Ended 12/31/11	Six Months Ended 6/30/12 (Unaudited)	Year Ended 12/31/11	Six Months Ended 6/30/12 (Unaudited)	Year Ended 12/31/11
Operations
Net Investment Income (Loss)	$(95,523)	$(33,280)	$22,626,492	$43,350,181	$75,176	$120,406
Net Realized Gains (Losses) from Sales of Investment Securities	6,425,575	20,948,658	24,150,877	34,994,154	291,416	(66,387)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	4,438,833	(14,839,156)	(12,243,576)	(39,962,105)	206,563	(344,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,768,885	6,076,222	34,533,793	38,382,230	573,155	(290,663)

Distributions to Shareholders
From Net Investment Income	—	—	(22,609,842)	(43,309,399)	—	(120,454)
From Realized Gains from Sales of Investment Securities	—	(3,878,415)	—	(34,863,743)	—	—
Decrease in Net Assets Resulting from Distributions to Shareholders	—	(3,878,415)	(22,609,842)	(78,173,142)	—	(120,454)

Capital Share Transactions
Proceeds from Shares Sold	66,545,679	74,970,746	310,909,628	361,710,521	1,533,479	2,317,706
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	3,821,147	20,929,857	73,042,466	—	120,129
Proceeds from Redemption Fees Collected (Note 2)	117,842	82,473	170,806	240,186	92	300
Shares Redeemed	(44,436,934)	(43,215,175)	(153,971,941)	(365,307,096)	(499,058)	(1,279,685)
Net Increase in Net Assets from Capital Share Transactions	22,226,587	35,659,191	178,038,350	69,686,077	1,034,513	1,158,450

Total Increase in Net Assets	32,995,472	37,856,998	189,962,301	29,895,165	1,607,668	747,333

Net Assets
Beginning of Period	226,576,641	188,719,643	1,311,980,583	1,282,085,418	11,019,957	10,272,624
End of Period	$259,572,113	$226,576,641	$1,501,942,884	$1,311,980,583	$12,627,625	$11,019,957

Accumulated Net Investment Income (Loss)	$(95,523)	$—	$57,627	$40,977	$75,176	$—

Capital Share Activity
Shares Sold	2,135,715	2,550,649	23,449,286	27,168,467	113,387	173,042
Shares Reinvested	—	131,446	1,584,141	5,614,301	—	9,248
Shares Redeemed	(1,468,474)	(1,476,666)	(11,660,081)	(27,483,921)	(35,997)	(95,323)
Net Increase from Fund Share Transactions	667,241	1,205,429	13,373,346	5,298,847	77,390	86,967
Shares Outstanding, Beginning of Period	7,878,462	6,673,033	101,952,215	96,653,368	852,238	765,271
Shares Outstanding, End of Period	8,545,703	7,878,462	115,325,561	101,952,215	929,628	852,238

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/12 (Unaudited)		Years Ended
			12/31/2011		12/31/2010		12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Period	$28.76		$28.28		$22.66		$17.78	$24.42	$28.81

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.01)		(0.00	)*	0.00	*	0.05	0.02	0.07
Net Realized and Unrealized Gains (Losses) on Investment Securities	1.61		0.97		5.61		4.86	(6.65)	(1.13)
Total Income (Loss) from Investment Operations	1.60		0.97		5.61		4.91	(6.63)	(1.06)

Less Distributions
Dividends from Net Investment Income	—		—		(0.00	)*	(0.05)	(0.03)	(0.06)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.50)		—		—	(0.00)*	(3.28)
Total Distributions	—		(0.50)		(0.00	)*	(0.05)	(0.03)	(3.34)

Proceeds from Redemption Fees Collected (Note 2)	0.01		0.01		0.01		0.02	0.02	0.01

Net Asset Value, End of Period	$30.37		$28.76		$28.28		$22.66	$17.78	$24.42

Total Return	5.60%	**	3.45%		24.82%		27.71%	(27.09% )	(3.68% )

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$259,572		$226,577		$188,720		$137,680	$118,349	$119,403

Ratio of Expenses to Average Net Assets	1.20%	***	1.21%		1.25%		1.31%	1.29%	1.27%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07%	)***	(0.02%	)	0.01%		0.25%	0.10%	0.22%

Portfolio Turnover Rate	13%	**	30%		44%		37%	38%	40%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/12 (Unaudited)		Years Ended
			12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Period	$12.87		$13.26	$12.77	$10.30	$12.10	$12.28

Income (Loss) from Investment Operations
Net Investment Income	0.20		0.44	0.49	0.57	0.60	0.59
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.15		(0.04)	0.76	2.47	(1.80)	0.24
Total Income (Loss) from Investment Operations	0.35		0.40	1.25	3.04	(1.20)	0.83

Less Distributions
Dividends from Net Investment Income	(0.20)		(0.44)	(0.49)	(0.57)	(0.60)	(0.59)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.35)	(0.28)	—	—	(0.42)
Total Distributions	(0.20)		(0.79)	(0.77)	(0.57)	(0.60)	(1.01)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.01	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$13.02		$12.87	$13.26	$12.77	$10.30	$12.10

Total Return	2.70%	**	3.09%	10.06%	30.22%	(10.19% )	6.83%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$1,501,943		$1,311,981	$1,282,085	$691,496	$234,645	$242,681

Ratio of Expenses to Average Net Assets	0.64%	***	0.65%	0.66%	0.70%	0.73%	0.70%

Ratio of Net Investment Income to Average Net Assets	3.11%	***	3.32%	3.93%	5.33%	5.36%	4.70%

Portfolio Turnover Rate	29%	**	71%	49%	35%	64%	37%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/12 (Unaudited)		Years Ended
			12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Period	$12.93		$13.42	$12.44	$9.63	$13.62	$14.80

Income (Loss) from Investment Operations
Net Investment Income	0.08		0.14	0.09	0.10	0.09	0.18
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.57		(0.49)	0.98	2.81	(3.99)	(0.15)
Total Income (Loss) from Investment Operations	0.65		(0.35)	1.07	2.91	(3.90)	0.03

Less Distributions
Dividends from Net Investment Income	—		(0.14)	(0.09)	(0.10)	(0.09)	(0.18)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	—	—	(0.00)*	(1.03)
Total Distributions	—		(0.14)	(0.09)	(0.10)	(0.09)	(1.21)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	—

Net Asset Value, End of Period	$13.58		$12.93	$13.42	$12.44	$9.63	$13.62

Total Return	5.03%	**	(2.59% )	8.57%	30.21%	(28.61% )	0.19%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$12,628		$11,020	$10,273	$8,018	$6,076	$7,423

Ratio of Total Expenses to Average Net Assets	1.94%	***	1.95%	2.26%	2.72%	2.78%	2.52%

Ratio of Net Expenses to Average Net Assets #	1.25%	***	1.25%	1.61%	2.00%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.53%	***	0.42%	0.08%	0.24%	0.03%	0.66%

Ratio of Net Investment Income to Average Net Assets #	1.23%	***	1.12%	0.73%	0.96%	0.81%	1.18%

Portfolio Turnover Rate	11%	**	22%	39%	33%	46%	38%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited)

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

For example, Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012, by security type:

Berwyn Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$254,090,641	$—	$—	$254,090,641
Money Market Funds	4,363,308	—	—	4,363,308
Total	$258,453,949	$—	$—	$258,453,949

Berwyn Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$391,073,294	$—	$—	$391,073,294
Preferred Stocks	88,128,592	—	—	88,128,592
Corporate Bonds	—	659,668,255	—	659,668,255
Money Market Funds	355,327,037	—	—	355,327,037
Total	$834,528,923	$659,668,255	$—	$1,494,197,178

Berwyn Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$11,643,890	$—	$—	$11,643,890
Money Market Funds	1,118,234	—	—	1,118,234
Total	$12,762,124	$—	$—	$12,762,124

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and industry type. During the six months ended June 30, 2012, the Funds did not have any transfers in and out of any Level.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period or as of June 30, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2012 and December 31, 2011, proceeds from redemption fees totaled $117,842 and $82,473, respectively, for Berwyn Fund, $170,806 and $240,186, respectively, for Berwyn Income Fund and $92 and $300, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis,

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2012:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$56,140,636	$331,024,708	$1,413,378
Proceeds from sales and maturities of investment securities	$33,359,432	$311,588,332	$1,258,359

4. TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2012 and December 31, 2011 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	6/30/2012	$—	$—	$—
	12/31/2011	$—	$3,878,415	$3,878,415
Berwyn Income Fund	6/30/2012	$22,609,842	$—	$22,609,842
	12/31/2011	$43,309,399	$34,863,743	$78,173,142
Berwyn Cornerstone Fund	6/30/2012	$—	$—	$—
	12/31/2011	$120,454	$—	$120,454

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of June 30, 2012:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$236,748,318	$1,461,144,702	$12,064,198
Gross Unrealized Appreciation	$38,533,072	$70,283,327	$1,558,476
Gross Unrealized Depreciation	(16,827,441)	(37,230,851)	(860,550)
Net Unrealized Appreciation on Investment Securities	21,705,631	33,052,476	697,926
Accumulated Ordinary Income (Loss)	(95,523)	57,627	75,176
Capital Loss Carryforwards	—	—	(313,844)
Other Gains	6,280,880	23,867,308	288,841
Total Distributable Earnings	$27,890,988	$56,977,411	$748,099

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Berwyn Cornerstone Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of December 31, 2011, Berwyn Cornerstone Fund had short-term capital loss carryforwards for U.S. federal income tax purposes of $313,844, of which $249,885 expires on December 31, 2017. The remaining capital loss carryforwards of $63,959 are long-term losses and may be carried forward indefinitely as described in the previous paragraph. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 0.85%, respectively, of their average daily net assets. Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2013, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the six months ended June 30, 2012, the Advisor waived investment advisory fees of $42,429. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $964 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 509,903 shares, 446,363 shares and 247,586 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2012.

AFFILIATED BROKER-DEALER

During the six months ended June 30, 2012, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $43,345, $83,310 and $4,785, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. The Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion, 0.10% of the next $500 million of such assets and 0.085% of such assets in excess of $1.5 billion, subject to a minimum monthly fee of $15,000. Each Fund pays its proportionate share of such fee. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2012, the Funds did not borrow under their respective lines of credit.

8. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of June 30, 2012, Berwyn Fund had 28.0% of the value of its net assets invested in stocks within the Information Technology sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2012 – June 30, 2012).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,056.00	$6.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.02

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,027.00	$3.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	$3.22

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,050.30	$6.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.65	$6.27

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Berwyn Fund	1.20%
Berwyn Income Fund	0.64%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 22, 2012, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds shareholders, including any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and considered the comparative expense information, which provided average and median expense ratios and average and median advisory fee ratios for other similarly situated mutual funds included in the Morningstar database, categorized by investment style, as it relates to each Fund. The Trustees found that each Fund’s advisory fee was higher than the average and median advisory fees for their respective categories. In addition, these analyses and comparisons, which included all classes and those classes considered to be no-load classes of shares for funds in the respective Morningstar

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

categories, showed that when compared to all classes, the Funds overall expense ratios (after fee waivers for Berwyn Cornerstone Fund) were at or below the averages for their respective Morningstar categories. The Trustees considered Morningstar’s expense ratio ratings, noting that the Berwyn Fund and the Berwyn Income Fund’s expense ratios were classified as “Below Average” and “Average,” respectively. It was further noted that Morningstar’s expense ratio rating for Berwyn Cornerstone Fund did not take into consideration the expense cap arrangement whereby the Advisor has agreed to cap Fund’s expenses at 1.25 percent. The Trustees noted that the Berwyn Cornerstone Fund’s 1.25 percent net expense ratio appears to fall within the “Average” classification for the Large Cap Value category. The Trustees further noted that each Fund’s expense ratio was higher than the average expense ratio when compared to exclusively no-load classes for the respective categories. The Trustees discussed the differences between the averages for all classes of a category versus the averages for only no-load classes of a category. The Trustees took note of this information, but determined that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds. The Trustees discussed the asset size of the Berwyn Income Fund, noting that if the Berwyn Income Fund continues to grow its assets they would consider whether the shareholders of the Fund are realizing sufficient benefits from economies of scale. The Trustees stated that they will continue to monitor the Berwyn Income Fund’s growth.

The Trustees reviewed materials that set forth the 2011 distribution related fees paid by the Advisor on behalf of each of the Funds. The Trustees noted that, as a result of the Funds not adopting a Rule 12b-1 distribution plan, these distribution related expenses must be paid by the Advisor. The Trustees discussed the fees paid by the Advisor and the services received by shareholders investing through the various platforms.

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2011. The Independent Trustees concluded that the Advisor’s profitability was reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuance of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 24, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 24, 2012

* Print the name and title of each signing officer under his or her signature.